UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Qomolangma Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QOMOLANGMA ACQUISITION CORP.
1178 Broadway, 3rd Floor
New York, NY 10001

NOTICE OF SPECIAL MEETING

TO BE HELD ON AUGUST 2, 2024

TO THE STOCKHOLDERS OF QOMOLANGMA ACQUISITION CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Qomolangma Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at 9:00 a.m., on August 2, 2024. The special meeting will be held at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from August 4, 2024 (the date that is 22 months from the closing date of the IPO) to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) and on a monthly basis up to fourteen times from August 4, 2024 to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) (the “Extended Date”) (the “Extension Amendment Proposal”).

2.      To amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated September 29, 2022, as amended on June 30, 2023 and December 7, 2023 (the “Trust Agreement”), by and between the Company and American Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by which the Company in connection with the IPO (the “trust account”) if the Company has not consummated its initial business combination from August 4, 2024 (the date that is 22 months from the closing date of the IPO) to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) and on a monthly basis up to fourteen times from the August 4, 2024 to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) by depositing into the trust account for each one-month Extension the lesser of $0.033 per outstanding share and $20,000 (the “Trust Amendment Proposal”).

3.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. You will be able to attend the special meeting at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas 29th Floor, New York, New York 10036. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Company’s charter provides that the Company has the right to extend the period to complete a business combination (the “Combination Period”) twelve times by an additional month each time (for a total of 22 months from the closing date of the IPO to complete a business combination). In order to extend the time available for the Company to consummate a business combination without the need for a separate stockholder vote under the charter, the Sponsor or its affiliates or designees must deposit into the trust account the lesser of $0.033 per public share and $20,000 on or prior to the date of the applicable deadline. The Company expects that there will be significant redemptions at the special meeting.

The Extension Amendment and the Trust Amendment will provide the Company additional flexibility to extend the date by which the Company must complete an initial business combination. While we are currently in discussions with respect to a business combination, the Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before August 4, 2024 (unless, the Combination Period is extended in accordance with the terms of the existing charter) to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission announcing the proposed business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. Each of the Company, Qomolangma Investments LLC or any of their respective affiliates (the “Contributors”) has agreed that if the Extension Amendment and the Trust Amendment Proposal are approved, they will contribute to the trust account the lesser of $0.033 per public share and $20,000 for each one-month Extension, paid on a month-to-month and as-needed basis (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, until September 29, 2025. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof).

The Contributors will not make any Contribution unless the Extension Amendment Proposals and the Trust Amendment Proposal are approved and the Combination Period is extended. The Contribution(s) will not bear any interest. The Contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of at least a majority of the Company’s outstanding common stock, par value $0.0001 per share, held by the Company’s public stockholders (the “public shares”), and the outstanding common stock, par value $0.0001 per share, held by the Company’s initial stockholders (the “founder shares” and, together with the public shares, the “common stock”), will be required to approve the Extension Amendment Proposal and sixty-five percent (65%) of the Company’s outstanding shares of common stock will be required to approve the Trust Amendment Proposal. Approval of the Extension Amendment Proposal and trust Amendment Proposal is a condition to the implementation of the Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting.

Our Board has fixed the close of business on July 11, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment and the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account (before taxes) will be approximately $11.52 at the time of the special meeting. The closing price of the Company’s common stock on The Nasdaq Stock Market on July 18, 2024, was $10.82. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.70 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), or our rights, including the rights included in the units sold in the IPO (the “public rights”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal and the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

July 22, 2024	By Order of the Board of Directors,
/s/ Jonathan P. Myers
Jonathan P. Myers
Chief Executive Officer, President and Chairman of the Board

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal and the Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 2, 2024: This notice of meeting and the accompanying proxy statement are available at www.QOMO.vote.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES, PUBLIC WARRANTS AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON JULY 31, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED JULY 22, 2024
QOMOLANGMA ACQUISITION CORP.
1178 Broadway, 3rd Floor
New York, NY 10001

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 2, 2024

The special meeting of stockholders (the “special meeting”) of Qomolangma Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at 9:00 a.m., on August 2, 2024. The special meeting will be held at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from August 4, 2024 (the date that is 22 months from the closing date of the Company’s initial public offering (the “IPO”)) to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) on a monthly basis up to fourteen times from August 4, 2025 to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) (the “Extended Date”) (the “Extension Amendment Proposal”).

2.      To amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated September 29, 2022, as amended on June 30, 2023 and September, 2023 (the “Trust Agreement”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by which the Company in connection with the IPO (the “trust account”) if the Company has not consummated its initial business combination from August 4, 2024 (the date that is 22 months from the closing date of the IPO) to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) and on a monthly basis up to fourteen times from the August 4, 2024 to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) by depositing into the trust account for each one-month Extension the lesser of $0.033 per outstanding share and $20,000 (the “Trust Amendment Proposal”).

3.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Charter Amendment (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal, and, if necessary the Adjournment Proposal, is more fully described herein. You will be able to attend and participate in the special meeting at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas 29th Floor, New York, New York 10036. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The Company’s charter provides that the Company has the right to extend the period to complete a business combination (the “Combination Period”) twelve times by an additional month each time (for a total of 22 months from the closing date of the IPO to complete a business combination). In order to extend the time available for the Company to consummate a business combination without the need for a separate stockholder vote under the charter, the Sponsor or its affiliates or designees must deposit into the trust account the lesser of $0.033 per public share and $20,000 on or prior to the date of the applicable deadline. The Company expects that there will be significant redemptions at the special meeting.

The Extension Amendment and the Trust Amendment will provide the Company additional flexibility to extend the date by which the Company must complete an initial business combination. While we are currently in discussions with respect to a business combination, the Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before August 4, 2024 (unless, the Combination Period is extended in accordance with the terms of the existing charter) to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission announcing the proposed business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Each of the Company, Qomolangma Investments LLC or any of their respective affiliates (the “Contributors”) has agreed that if the Extension Amendment and the Trust Amendment Proposal are approved, they will contribute to the trust account the lesser of $0.033 per public share and $20,000 for each one-month Extension, paid on a month-to-month and as-needed basis (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, until September 29, 2025. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof).

The Contributors will not make any Contribution unless the Extension Amendment Proposals and the Trust Amendment Proposal are approved and the Combination Period is extended. The Contribution(s) will not bear any interest. The Contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of at least a majority of the Company’s outstanding common stock, par value $0.0001 per share, held by the Company’s public stockholders (the “public shares”), and the outstanding common stock, par value $0.0001 per share, held by the Company’s initial stockholders (the “founder shares” and, together with the public shares, the “common stock”), will be required to approve the Extension Amendment Proposal and sixty-five percent (65%) of the Company’s outstanding shares of common stock will be required to approve the Trust Amendment Proposal. Approval of the Extension Amendment Proposal and trust Amendment Proposal is a condition to the implementation of the Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting.

Our Board has fixed the close of business on July 11, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment and the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $9,629,004.43 (including interest, but less the funds used to pay taxes) that was in the trust account as of July 18, 2024. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available of terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemption or stock buybacks by the Company.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account (before taxes) will be approximately $11.52 at the time of the special meeting. The closing price of the Company’s common stock on The Nasdaq Stock Market on July 18, 2024, was $10.82. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.70 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or our rights, which will expire worthless in the event the Company winds up.

Qomolangma Investments LLC, a Delaware limited liability company (the “Sponsor”), has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that the Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before August 4, 2025. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposal and the Trust Amendment Proposal are approved.

Our Board has fixed the close of business on July 11, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 2,500,480 outstanding shares of common stock entitled to vote on the Extension Amendment Proposal and the Trust Amendment Proposal. The Company’s warrants and rights do not have voting rights in connection with the Extension Amendment Proposal and the Trust Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described in our final prospectus for our IPO as filed with the SEC on October 3, 2022, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our final prospectus for our IPO as filed with the SEC on October 3, 2022, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the events described in our final prospectus or other reports filed with the SEC occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our final prospectus and other reports are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

NASDAQ may delist our securities from trading on its exchange if the Company fails to timely cure its failure to timely file with the Commission its Quarterly Report on Form 10-Q for the first quarter, which could limit the value of our securities and subject us to additional trading restrictions or reduce protections under NASDAQ rules available to them.

If NASDAQ delists our securities for failure to comply with Nasdaq IM-5101-2 prior to closing of any business combination, we and our stockholders could be subject to the following adverse consequences:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our shares of common stock are “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities; and

•        the lack of protection afforded under NASDAQ rules that requires any business combination have a fair market value of at least 80% of the assets held in trust.

If NASDAQ delists our securities from trading on its exchange following the closing of our business combination and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our shares of common stock are “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Sponsor is controlled by and it has substantial ties with non-U.S. persons. As a result, the Company may be considered a “foreign person” under the regulations administered by CFIUS. If our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by August 4, 2024 (or up to the Extended Date if the Extension Amendment Proposal is approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Extension Amendment Proposal has been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company incorporated as a Delaware corporation on May 6, 2021 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. On October 4, 2022, the Company consummated the IPO of 5,000,000 units at an offering price of $10.00 per unit (the “Public Units”), generating gross proceeds of $50,000,000. Simultaneously with the closing of the IPO, the Company sold to the Sponsor, in a private placement, 260,500 units at $10.00 per unit (the “Private Units”), generating total gross proceeds of $2,605,000.

The Company granted the underwriters a 45-day option to purchase up to 750,000 additional Public Units to cover over-allotments, if any. On October 7, 2022, the underwriters partially exercised the over-allotment option and purchased 273,000 Public Units at a price of $10.00 per Public Unit, generating gross proceeds of $2,730,000. Simultaneously with the closing of the over-allotment option, the Company consummated the sale of an additional aggregate of 8,873 Private Units with the Sponsor at a price of $10.00 per Private Unit, generating total proceeds of $88,730.

Following the closing of the IPO on October 4, 2022, an amount of $53,520,950 ($10.15 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the Private Units was placed in the trust account. The trust account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if the Company does not complete its initial business combination within 9 months (or up to 21 months if the Combination Period is extended in accordance with the existing charter) from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the Combination Period (as defined below). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date (the “Combination Period”). In our case such certain date is August 4, 2024 (unless the Combination Period is extended in accordance with the terms of the existing charter). Our Board has determined that it is in the best interests of the Company to amend the Company to extend the date to consummate a business combination from August 4, 2024 to September 29, 2025 and on monthly basis up to fourteen times from the August 4, 2024 to September 29, 2025 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.      Extension Amendment Proposal:    To amend our charter to allow the Company to extend the date by which the Company must consummate a business combination from August 4, 2024 (the date that is 22 months from the closing date of the IPO) to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) and on a monthly basis up to fourteen times from August 4, 2024 to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement).

2.      Trust Amendment Proposal:    To amend the Trust Agreement to extend the liquidation date from August 4, 2024 to September 29, 2025 and on a monthly basis up to fourteen times from August 4, 2024 to September 29, 2025.

3.      Adjournment Proposal:    A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

What are the purposes of the Extension Amendment and the Trust Amendment?

The Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination. While we are currently in discussions with respect to a business combination, the Board currently believes that there will not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board believes has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate an initial business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $9,629,004.43 (including interest but less the funds used to pay taxes) that was in the trust account as of July 18, 2024. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

If the Extension Charter Amendment Proposal or the Trust Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will be presented at the special meeting only if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

The Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we are in active discussions regarding a business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our Board is proposing the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity and flexibility to complete a business combination, which our Board believes in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we are in active discussions regarding a business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

The Trust Agreement provides that if a business combination has not been consummated, upon the date which is up to 9 months (or up to 22months if the Combination Period is extended in accordance with the terms of the existing charter) after the closing of the IPO, the trust account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes. The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation date of the trust account from August 4, 2024 to the September 29, 2025 and on a monthly extension fee to the lesser of $0.033 per public share and $20,000 to extend the liquidation date of the trust account on a monthly basis up to fourteen times from August 4, 2024 to September 29, 2025 to match the Company’s charter if the Extension Amendment is approved.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The Company’s initial stockholders (the “initial stockholders”) and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,318,250 founder shares, which represents 52.72% of the Company’s issued and outstanding common stock, and 269,373 shares of common stock underlying the Private Units.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and NASDAQ rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal and Trust Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal and the Trust Amendment Proposal?

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority and sixty-five percent (65%), respectively, of the Company’s outstanding shares of common stock, including those shares held as a constituent part of our units, on the record date.

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The July 11, 2024 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal and/or the Trust Amendment Proposal?

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded. The Company will also execute an amendment to the Trust Agreement in the form of Annex B hereto.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Contributors have agreed they will contribute to the trust account the lesser of $0.033 per outstanding share and $20,000 per month for each subsequent one-month Extension, paid on a month-to-month and as-needed basis, upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period to from August 4, 2024 to September 29, 2025 and on a monthly basis up to fourteen times from August 4, 2024 to September 29, 2025. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof).

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at 9:00 a.m. Eastern time, on August 2, 2024, in person. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting.

You will be able to attend the special meeting physically at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas 29th Floor, New York, New York 10036.

How do I attend the special meeting, and will I be able to ask questions?

The special meeting will be held at 9:00 a.m. Eastern time, on August 2, 2024, in person. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting or by proxy. You will be able to attend the special meeting physically at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1178 Broadway, 3rd Floor, New York, NY 10001, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Extension Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of the stockholders holding at least a majority of the public shares and founder shares outstanding on the record date and sixty-five percent (65%) of the outstanding shares, respectively, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal and the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on July 11, 2024, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, there were 2,500,480 outstanding shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting in person. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares and the Private Units, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendments — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either of the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal and Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Extension Amendment Proposal and Trust Amendment Proposal are approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern time, on July 31, 2024 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to American Stock Transfer & Trust Company, the Company’s transfer agent, at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: SPACSUPPORT@equiniti.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time on July 31, 2024 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.

Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to American Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged ClearTrust, LLC (“ClearTrust”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay ClearTrust its customary fee. The Company will also reimburse ClearTrust for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Qomolangma Acquisition Corp.
1178 Broadway, 3rd Floor
New York, NY 10001
Attn: Jonathan P. Myers
Email: jmyers@ventac-partners.com

You may also contact the Company’s proxy agent at:

ClearTrust, LLC (for voting purposes)
16540 Pointe Village Dr Ste 210
Lutz, FL 3358
Tel: (813) 235-4490
Email: inbox@cleartrusttransfer.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 9:00 a.m., on August 2, 2024. The special meeting will be held at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas 29th Floor, New York, New York 10036. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.      Extension Amendment Proposal:    To amend our charter to allow the Company to extend the date by which the Company must consummate a business combination from August 4, 2024 (the date that is 22 months from the closing date of the IPO) to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) and on a monthly basis up to fourteen times from August 4, 2024 to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement).

2.      Trust Amendment Proposal:    To amend the Trust Agreement to extend the liquidation date from August 4, 2024 to September 29, 2025 and on a monthly basis up to fourteen times from August 4, 2024 to September 29, 2025.

3.      Adjournment Proposal:    A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on July 11, 2024, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 2,500,480 shares of common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority and sixty-five percent (65%), respectively, of the Company’s public shares and founder shares outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal and the Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Jonathan P. Myers to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting in person.

A special note for those who plan to attend the special meeting and vote in person: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, ClearTrust, LLC, at (813) 235-4490 (call toll-free), or by sending an email to inbox@cleartrusttransfer.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Corporate Secretary, at Qomolangma Acquisition Corp., 1178 Broadway, 3rd Floor, New York, NY 10001, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay ClearTrust its customary fee. The Company will also reimburse ClearTrust for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact ClearTrust at:

ClearTrust, LLC (for voting purposes)
1650 Pointe Village Dr Ste 210
Lutz, FL 33558
Tel: (813) 235-4490
Email: inbox@cleartrusttransfer.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1178 Broadway, 3rd Floor, New York, NY 10001. Our telephone number at such address is (512) 340-7800.

THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on May 6, 2021. On September 25, 2021, the Company issued 1,437,500 founder shares to the Company’s initial stockholders for an aggregate consideration of $25,000, or approximately $0.0174 per share.

On October 4, 2022, the Company consummated the IPO of 5,000,000 units at an offering price of $10.00 per unit (the “Public Units”), generating gross proceeds of $50,000,000. Simultaneously with the closing of the IPO, the Company sold to the Sponsor, in a private placement, 260,500 units at $10.00 per unit (the “Private Units”), generating total gross proceeds of $2,605,000.

The Company granted the underwriters a 45-day option to purchase up to 1,500,000 additional Public Units to cover over-allotments, if any. On October 7, 2022, the underwriters partially exercised the over-allotment option and purchased 27,300 Public Units at a price of $10.00 per Public Unit, generating gross proceeds of $273,000. Simultaneously with the closing of the over-allotment option, the Company consummated the sale of an additional aggregate of 8,873 Private Units with the Sponsor at a price of $10.00 per Private Unit, generating total proceeds of $88,730. As a result of the underwriter’s partial exercise of the over-allotment option on October 4, 2022, 119,250 founder shares were forfeited for no consideration on October 7, 2022 resulting in 1,318,250 founder shares outstanding after the forfeiture.

A total of $53,520,950 of the net proceeds from our initial public offering and the private placement were deposited in a trust account established for the benefit of the Company’s public stockholders.

On June 29, 2023, the Company held a special meeting of stockholders (the “June Special Meeting”). At the June Special Meeting, the stockholders amended the Company’s Amended and Restated Certificate of Incorporation to allow the Company to consummate a business combination until August 4, 2023 (or up to August 4, 2024 if the time to complete a business combination is extended as described therein) to consummate a business combination. In addition, if the Company anticipates that it may not be able to consummate a business combination by August 4, 2023, the Company may extend the period of time to consummate a business combination up to twelve times, each by an additional one month (for a total of 22 months to complete a business combination). In order to extend the time available for the Company to consummate a business combination, the Company’s insiders or their affiliates or designees, upon five days’ advance notice prior to the applicable deadline, must deposit into the trust account the lesser of $0.033 per outstanding share and $80,000 per month, on or prior to the date of the applicable deadline, for each extension.

As a result of redemptions by public stockholders in connection with the June Special Meeting, a total of $33,233,961.17 was deposited in the trust account as of August 8, 2023 for the benefit of the Company’s public stockholders.

On September 12, 2023, the Company held a special meeting of stockholders (the “September Special Meeting”). At the Special Meeting, the stockholders amended the Company’s Amended and Restated Certificate of Incorporation to allow the Company to undertake an initial business combination with an entity or business, with a physical presence, operation, or other significant ties to China (a “China-based Target”) or which may subject the post-business combination business to the laws, regulations and policies of China (including Hong Kong and Macao), or entity or business that conducts operations in China through variable interest entities, or VIEs, pursuant to a series of contractual arrangements with the VIE and its shareholders on one side, and a China-based subsidiary of the China-based Target, on the other side.

As a result of redemptions by public stockholders in connection with the September Special Meeting, a total of $13,082,703 is deposited in the trust account as of November 15, 2023 for the benefit of the Company’s public stockholders.

On December 7, 2023, the Company held a special meeting of stockholders (the “December Special Meeting”). At the Special Meeting, the stockholders amended the Company’s Amended and Restated Certificate of Incorporation to allow the Company to reduce the amount that the Company must deposit in the trust account to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) from the lesser of $0.033 per outstanding share and $80,000 to the lesser of $0.033 per outstanding share and $20,000 by depositing such amount into the trust account for each one-month extension (an “Extension”) of the date by which the Company must consummate a business combination.

As a result of redemptions by public stockholders in connection with the December Special Meeting, a total of $9,224,651.67 is deposited in the trust account as of December 28, 2023 for the benefit of the Company’s public stockholders.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

We are currently in discussions with respect to a business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s charter provides that the Company has the right to extend the period to complete a business combination to September 29, 2025 (the date that is 36  months from the effectiveness of the IPO Registration Statement) on a monthly basis up to fourteen times from August 4, 2025 to September 29, 2025 (the date that is 36  months from the effectiveness of the IPO Registration Statement). The Company expects that there will be significant redemptions at the special meeting.

The Extension Amendment will provide the Company with additional time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we are in active discussions regarding a business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination within the Combination Period, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the last day of the Combination Period to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $9,629,004.43 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 31, 2024 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern time, on July 31, 2024 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to American Stock Transfer & Trust Company, the Company’s transfer agent, at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: SPACSUPPORT@equiniti.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account (before taxes) as of July 18, 2024, this would amount to approximately $11.52 per share. The closing price of the public shares on the NASDAQ on July 18, 2024, was $10.82. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.70 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on July 31, 2024 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the 1,318,250 founder shares (after giving effect to the forfeiture following expiration of the unexercised underwriters’ over-allotment option) that we issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.019 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $14,263,465 based on the last sale price for the Company’s public shares of $10.82 on the NASDAQ on July 18, 2024;

•        If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the 269,373 Private Units purchased by the Sponsor for an aggregate investment of $2,693,730, or $10.00 per Private Unit, will be worthless. The Private Units had an aggregate market value (assuming they have the same value per unit as the Public Units) of $3,084,320.85 based on the last sale price for the public warrants of $11.45 on the NASDAQ on July 18, 2024;

•        Even if the trading price of our common stock was as low as $2.06 per share, the aggregate market value of the Sponsor’s founder shares alone (without taking into account the value of the Private Units) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the common stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved (and the Combination Period is not extended in accordance with the terms of the existing charter) and the Company liquidates without completing its initial business combination before August 4, 2024, the initial stockholders will lose their entire investment in us;

•        The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.15 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some may continue to serve following a business combination and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding common stock is required to approve the Extension Amendment. If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders

(including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law.

All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,318,250 founder shares, representing 52.72% of the Company’s issued and outstanding common stock, and 269,373 shares of common stock underlying the Private Units.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and NASDAQ rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal and Trust Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “— The Charter Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE TRUST AMENDMENT PROPOSAL

Overview

The Company entered into the Trust Agreement in connection with the IPO and a potential business combination.

The Trust Amendment would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The affirmative vote by holders of at least sixty-five percent (65%) of the Company’s outstanding common stock is required to approve the Trust Amendment.

If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment Proposal.

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,318,250 founder shares, which represents 52.72% of the Company’s issued and outstanding common stock, and 269,373 shares of common stock underlying the Private Units.

Recommendation

Our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Charter Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal or the Trust Amendment Proposal. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Charter Amendments — Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of July 11, 2024, the record date of the special meeting, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 2,500,480 shares of common stock issued and outstanding as of the record date, consisting of 835,931 public shares, 1,926 shares of common stock underlying the public units, 1,318,250 founder shares, 75,000 shares issued to the underwriter in the IPO, and 269,373 shares of common stock underlying the private units.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Qomolangma Investments LLC(2)	1,512,623	60.49%
Jonathan Myers	20,000	*	%
Hao Shen	15,000	*	%
Jialuan Ma	15,000	*	%
Yong Seog Jung	12,500	*	%
Lin Shi	12,500	*	%
All directors and officers as a group (5 individuals)	75,000	1.1%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the business address of each of the individuals is 1178 Broadway, 3rd Floor, New York, NY 10001.

(2)      Our sponsor is the record holder of such shares. The address for our sponsor is 1178 Broadway, 3rd Floor, New York, NY 10001. Guojian Zhang exercises voting and investment control over the securities held by our sponsor. Mr. Zhang is a resident of China.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 1178 Broadway, 3rd Floor, New York, NY 10001, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Qomolangma Acquisition Corp.
1178 Broadway, 3rd Floor
New York, NY 10001
Attn: Jonathan P. Myers
Email: jmyers@ventac-partners.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

ClearTrust, LLC (for voting purposes)
16540 Pointe Village Dr Ste 210
Lutz, FL 33558
Tel: (813) 235-4490
Email: inbox@cleartrusttransfer.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than July 26, 2024 (one week prior to the date of the special meeting).

Annex A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
QOMOLANGMA ACQUISITION CORP.

Qomolangma Acquisition Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.     The name of the corporation is Qomolangma Acquisition Corp. The corporation was originally incorporated pursuant to the DGCL on May 6, 2021.

2.     The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 6, 2021 (and it was thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on November 15, 2021) and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was September 29, 2022, June 30, 2023, September 12, 2023 and December 7, 2023 (the “Amended and Restated Certificate of Incorporation”).

3.     The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Article Sixth (E) and (I) of the Amended and Restated Certificate of Incorporation are hereby amended and restated in the entirety as follows:

“E. In the event that the Corporation does not consummate a Business Combination by (i) 9 months from the consummation of the IPO, or (ii) up to 36 months from the consummation of the IPO if the Corporation elects to extend the amount of time to complete a Business Combination by depositing the lesser of $0.033 per outstanding share and $20,000 for each one-month extension and following such initial extension, up to the 36-month anniversary from the consummation of the IPO by depositing the lesser of $0.033 per outstanding share and $20,000 into the Trust Account for each 1-month extension and in accordance with the terms of the Investment Management Trust Agreement between the Corporation and American Stock Transfer & Trust Company, LLC (in any case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per-share redemption price shall be equal to (i) the amount then held in the Trust Account plus interest earned, less any interest released to pay income taxes owed on such funds but not yet paid and up to $50,000 of interest to pay dissolution expenses, divided by (ii) the total number of IPO Shares then outstanding.”

4.     That thereafter, said amendment was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

Annex A-1

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [•], 2024.

Name:	Jonathan P. Myers
Title:	Chief Executive Officer

Annex A-2

Annex B

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 3 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [•], 2024, by and between Qomolangma Acquisition Corp., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC a New York limited liability company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated September 29, 2022, as amended on June 30, 2023 and December 7, 2023, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, $53,520,950 of the gross proceeds from the IPO and sale of the Private Placement Units was deposited into the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter; or (y) the date which is 9 months after the closing of the IPO, or, in the event that the Company extended the time to complete the Business Combination for up to 22 months from the Closing but has not completed the Business Combination within such 22 month period, as applicable, the 22 month anniversary, as applicable, of the Closing, provided a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of at least a sixty-five percent (65%) or more of the then outstanding shares of Common Stock, par value $0.0001 per share, of the Company, voting together as a single class;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendment to Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i)    Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Ladenburg, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; or provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 9-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination up to the 36-month anniversary from the closing of the IPO by depositing the lesser of $0.033 per outstanding share and $20,000 for each 1-month extension, but has not completed the Business Combination within such additional period, as applicable, the 9-month anniversary of the Closing plus such extensions (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.”

Annex B-1

2.      Amendments to Definitions.

(i)     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated September 29, 2022, by and between Qomolangma Acquisition Corp. and American Stock Transfer & Trust Company, as amended by the Amendment No. 1 to Investment Management Trust Agreement dated [•], 2023, the Amendment No. 2 to Investment Management Trust Agreement dated December 7, 2023, and the Amendment No. 3 to Investment Management Trust Agreement dated [•], 2024 .”; and

(ii)    The term “Property” shall be deemed to include any Contribution paid to the Trust Account in accordance with the terms of the Amended and Restated Certificate of Incorporation and the Trust Agreement.

3.

3.1    Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2    Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3    Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4    Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5    Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6    Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

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Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

QOMOLANGMA ACQUISITION CORP.

Name:	Jonathan P. Myers
Title:	Chief Executive Officer
AMERICAN STOCK TRANSFER & TRUST COMPANY, as Trustee

Name:	Jonathan P. Myers
Title:	Chief Executive Officer

Annex B-3

ClearTrust, LLC - Proxy Agent 16540 Pointe Village Dr., Ste 210 Lutz, Florida 33558 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY INTERNET: • Go to: www.cleartrustonline.com/qomo • Have your Proxy Card ready • Follow the simple instructions to record your vote *SPECIMEN* 1 MAIN STREET ANYWHERE PA 99999-9999 MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided PHONE: • Call 1-813-235-4490 •Have your Proxy Card ready •Request to vote your proxy. FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING. SPECIAL MEETING OF STOCKHOLDERS QOMOLANGMA ACQUISITION CORP DATE: August 2, 2024 TIME: 9:00 a.m Eastern Time LOCATION: Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints (the “Named Proxy”) as proxy for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of Qomolangma Acquisition Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above. Continued and to be signed on the reverse side

QOMOLANGMA ACQUISITION CORP SPECIAL MEETING OF STOCKHOLDERS PROPOSAL YOUR VOTE PROPOSAL 1. EXTENSION AMENDMENT - To extend the date by which the Company must consummate a FOR business combination from August 4, 2024 (the date that is 22 months from the closing date of the IPO) to September 29, 2025 (the date that is 36 months from the effectiveness of the IPO Registration Statement) and on a monthly basis up to fourteen times from August 4, 2024 to September 29, 2025 (the “Extension Amendment Proposal”). AGAINST ABSTAIN PROPOSAL 2. TRUST AMENDMENT - To amend the Investment Management Trust Agreement, dated September 29, 2022, as amended on June 30, 2023 (the ‘Trust Agreement”), by and between the Company and American Stock Transfer & Trust Company (the “Trustee”) to extend the liquidation date from August 4, 2024 to September 29, 2025 and on a monthly basis up to fouteen times from August 4, 2024 to September 29, 2025 (the “Trust Amendment Proposal”). PROPOSAL 3. ADJOURNMENT - To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. OR AGAINST ABSTAIN FOR AGAINST ABSTAIN Note: To transact any other business that is properly brought before the Special Meeting or any adjournment or postponement thereof. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature (and Title if applicable) Date Signature (if held jointly) SAVE TIME & REDUCE COSTS! PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL. Date LAST NAME,FIRST 99